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Exhibit 99.1

NEWS RELEASE

CONTACTS:	Allergan: Investors: Lisa DeFrancesco (862) 261-7152
Media: Mark Marmur (862) 261-7558
KYTHERA: Investors: Heather Rowe (818) 587-4559
Media: Ashley Cadle (310) 463-0143

Allergan and KYTHERA Announce that Pending Transaction will now be for All-Cash Consideration

        DUBLIN, IRELAND and WESTLAKE VILLAGE, CALIF.—August 5, 2015—Allergan plc (NYSE: AGN) and KYTHERA Biopharmaceuticals, Inc. (NASDAQ: KYTH) today announced that they have amended and restated their merger agreement with respect to Allergan's pending acquisition of KYTHERA to provide for all-cash consideration to KYTHERA's stockholders. The agreement amends and restates the original merger agreement entered into by the parties on June 17, 2015, as amended on July 1, 2015.

        Pursuant to the amended and restated agreement, Allergan and KYTHERA have agreed to revise the structure of their previously announced transaction to provide that the $75 per share merger consideration to be paid to KYTHERA stockholders will be paid entirely in cash, instead of 80% cash and 20% stock as provided for under the original agreement. The other terms of the amended and restated agreement are substantially similar to those in the original agreement.

        Allergan and KYTHERA anticipate that the all-cash transaction provided for under the amended and restated agreement can be completed more quickly than the cash and stock transaction provided for under the terms of the original agreement.

        As previously announced on July 27, 2015, the U.S. Federal Trade Commission (FTC) has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act) with respect to Allergan's pending acquisition of KYTHERA. The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending acquisition, which remains subject to other customary closing conditions, including receipt of approval by KYTHERA's stockholders. Pending such approval and fulfillment of other conditions, Allergan currently anticipates closing the transaction in the third quarter of 2015.

About KYBELLA™

        KYBELLA™ is the first and only approved non-surgical treatment for contouring moderate to severe submental fullness, commonly referred to as double chin. KYBELLA™ is a non-human and non-animal formulation of deoxycholic acid, a naturally-occurring molecule in the body that aids in the breakdown and absorption of dietary fat. When injected into subcutaneous fat, KYBELLA™ causes the destruction of fat cells. Once destroyed, those cells cannot store or accumulate fat.

        KYBELLA™ (deoxycholic acid) injection is indicated for improvement in the appearance of moderate to severe convexity or fullness associated with submental fat in adults.

        The safe and effective use of KYBELLA™ for the treatment of subcutaneous fat outside the submental region has not been established and is not recommended.

About Allergan

        Allergan plc (NYSE: AGN), headquartered in Dublin, Ireland, is a unique, global pharmaceutical company and a leader in a new industry model—Growth Pharma. Allergan is focused on developing, manufacturing and commercializing innovative branded pharmaceuticals, high-quality generic and over-the-counter medicines and biologic products for patients around the world.

        Allergan markets a portfolio of best-in-class products that provide valuable treatments for the central nervous system, eye care, medical aesthetics, gastroenterology, women's health, urology, cardiovascular and anti-infective therapeutic categories, and operates the world's third-largest global generics business, providing patients around the globe with increased access to affordable, high-quality medicines. Allergan is an industry leader in research and development, with one of the broadest development pipelines in the pharmaceutical industry and a leading position in the submission of generic product applications globally.

        With commercial operations in approximately 100 countries, Allergan is committed to working with physicians, healthcare providers and patients to deliver innovative and meaningful treatments that help people around the world live longer, healthier lives.

        For more information, visit Allergan's website at http://www.allergan.com.

About KYTHERA®

        KYTHERA Biopharmaceuticals, Inc. is a biopharmaceutical company focused on the discovery, development and commercialization of novel prescription products for the aesthetic medicine market. In addition to its lead product KYBELLA™, KYTHERA also licensed the worldwide rights to setipiprant (KYTH-105), an early-stage potential treatment for hair loss. KYTHERA's longer-term strategy is to leverage its biotechnology and aesthetics experience to expand its product portfolio and pipeline. KYTHERA has received regulatory approval for BELKYRA™ in Canada and has submitted regulatory filings for ATX-101 in Switzerland and Australia. Find more information at http://www.kythera.com.

Allergan Cautionary Statement Regarding Forward-Looking Statements

        Statements contained in this communication that refer to Allergan's estimated or anticipated future results or other non-historical facts are "forward-looking statements" that reflect Allergan's current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as "anticipate," "believe," "plan," "could," "should," "estimate," "expect," "forecast," "outlook," "guidance," "intend," "may," "might," "will," "possible," "potential," "predict," "project," or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the KYTHERA acquisition, including future financial and operating results, Allergan's or KYTHERA's plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Allergan's goals and expectations are not predictions of actual performance. Actual results may differ materially from Allergan's current expectations depending upon a number of factors affecting Allergan's business, KYTHERA's business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; successful closing of the KYTHERA acquisition; subsequent integration of the KYTHERA acquisition and the market potential of KYBELLA™; the ability to obtain the requisite KYTHERA stockholder approval; the risk that a condition to closing of the KYTHERA acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; the anticipated size of the markets and continued demand for Allergan's and KYTHERA's products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Allergan's and KYTHERA's products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Allergan's and KYTHERA's facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Allergan's consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Allergan's periodic public filings with the Securities and Exchange Commission (the "SEC"), including but not limited to Allergan's Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (such periodic public filings having been filed under the "Actavis plc" name), and from time to time in Allergan's other investor communications. Except as expressly required by law, Allergan disclaims any intent or obligation to update or revise these forward-looking statements.

KYTHERA Cautionary Statement Regarding Forward-Looking Statements

        This communication contains "forward-looking statements" relating to the acquisition of KYTHERA by Allergan. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the transaction will be completed, or if it is completed, that it will close within the anticipated time period.

        Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words "future"; "anticipate"; "potential"; "believe"; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the Merger; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; the ability of KYBELLA™ to be a first-in-class submental contouring injectable drug; anticipated commercial availability of KYBELLA™; the ability of KYBELLA™ to be a less-invasive, non-surgical option for the treatment of submental fullness; expectations regarding KYTHERA's longer-term strategy; as well as risks detailed from time to time in KYTHERA's periodic public filings with the SEC, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015. Such forward-looking statements involve substantial risks and uncertainties that could cause KYTHERA's clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development process, including the regulatory approval process, KYTHERA's substantial dependence on KYBELLA™, and other matters that could affect the availability or commercial potential of KYTHERA's drug candidate. The forward-looking statements made herein speak only as of the date hereof. KYTHERA undertakes no obligation to update or revise any forward-looking statements.

Important Information for Investors and Shareholders

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition by Allergan of KYTHERA, KYTHERA will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be delivered to stockholders of KYTHERA. INVESTORS AND SECURITY HOLDERS OF KYTHERA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by Allergan and KYTHERA through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Allergan will be available free of charge on Allergan's internet website at http://www.allergan.com or by contacting Allergan's Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by KYTHERA will be available free of charge on KYTHERA's internet website at http://www.kythera.com or by contacting KYTHERA's Investor Relations Department at (818) 587-4559.

Participants in the Merger Solicitation

        Allergan, KYTHERA, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the KYTHERA stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. Information about the directors and executive officers of KYTHERA is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 23, 2015 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Allergan is set forth in Allergan's proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015 and certain of its Current Reports on Form 8-K (such proxy statement and certain of such periodic public filings having been filed under the "Actavis plc" name). Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

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  Exhibit 99.1
Allergan and KYTHERA Announce that Pending Transaction will now be for All-Cash Consideration